UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2022

UNEX HOLDINGS INC.

(Exact name of registrant as specified in Charter)

Nevada	98-1353613	8713
(State or other jurisdiction of incorporation or organization)	IRS Employer Identification Number	Primary Standard Industrial Classification Code Number

Unex Holdings Inc.

31-A2, Jalan 5/23A

6 ½ Miles off Jalan Kepong

52000 Kuala Lumpur, Malaysia

(Address of Principal Executive Offices)

+603 6243 3379

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	UNEX	OTC Markets – Pink Sheet

Item 3.02 Unregistered Sale of Equity Securities

On May 20, Unex Holdings Inc. (the “Company”) closed subscription of US$185,185 of its shares of common stock with Ms. Ang Lee Kim Jane (the “Investor”), who is a “non-U.S. Persons” as defined in Regulation S of the securities Act of 1933, as amended, in connection with the previously announced share subscription agreement (the “Share Subscription Agreement”) entered into between the Company and the Investor on February 15, 2022, pursuant to which the Company agreed to issue and sell 74,074 shares of its common stock, at a per share purchase price of $2.50 (the “Offering”), as part of a series of offerings by the Company for an aggregate of up to 6,000,000 shares of Common Stock at a per share purchase price of $2.50.

The above-described sale and issuance of common shares were not registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any state, are subject to resale restrictions and may not be offered or sold in the United States absent registration under the Securities Act. The Company has relied on the exclusion from registration provided by Rule 903 of Regulation S under the Securities Act to offer and sell shares to the foreign subscriber.

The form of the Share Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Share Subscription Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Form of Subscription Agreement between Ms. Ang Lee Kim Jane and Unex Holdings Inc., dated February 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unex Holdings Inc.

Date: May 23, 2022	By:	/s/ Low Wai Koon
Low Wai Koon
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

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